UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 12, 2022
Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland
001-32171
72-1571637
(State or Other Jurisdiction of Incorporation) (Commission File Number) (IRS Employer Identification No.)
3305 Flamingo Drive
,
Vero Beach
,
Florida
32963
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number,

including area code
(
772
)
231-1400
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under
any of the following provisions:
☐
Written communications pursuant

to Rule 425 under the Securities Act (17 CFR 230.425)
☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a

-12)
☐
Pre-commencement communications pursuant to Rule 14d-2(b)

under the Exchange Act (17 CFR 240.14d-2(b))
☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act: None.
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities
Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange

Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☐
If

an

emerging

growth

company,

indicate

by

check

mark

if

the

registrant

has

elected

not

to

use

the

extended

transition

period

for
complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

ITEM 2.02.

RESULTS OF

OPERATIONS AND FINANCIAL

CONDITION.
On

May

12,

2022,

Bimini

Capital

Management,

Inc.,

(the

“Company”)

issued

the

press

release

attached

hereto

as

Exhibit

99.1
announcing the Company’s consolidated

results of operations for the period ended March 31, 2022.

The information

furnished under

this “Item 2.02

Results of Operations

and Financial

Condition,” including

the exhibit related

hereto,
shall not be deemed

“filed” for purposes of Section

18 of the Securities Exchange

Act of 1934, nor

shall it be deemed incorporated

by
reference in any disclosure document of the Company,

except as shall be expressly set forth by specific reference in such document.
ITEM 9.01.

EXHIBITS.
(d)

Exhibits
Exhibit 99.1 ― Press Release of Bimini Capital Management, Inc. dated May 12, 2022.
Exhibit 104 ― Cover Page Interactive Data File (embedded within the Inline

XBRL document).

Signatures
Pursuant to the requirements of

the Securities Exchange Act of

1934, the Registrant has duly

caused this report to be

signed on its behalf
by the undersigned hereunto duly authorized.
Date: May 12, 2022

BIMINI CAPITAL MANAGEMENT,

INC.
By: /s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer